Exhibit 99.1

Carnival Corporation & plc Announces Closing of an Equity Offering and Repurchase of Convertible Notes

MIAMI, November 19, 2020 /PRNewswire/ -- Carnival Corporation & plc (NYSE/LSE: CCL; NYSE: CUK), today announced that Carnival Corporation (the “Corporation”) has closed its previously announced registered direct offering of 49.2 million shares of its common stock at a price of $18.05 per share to a limited number of holders of its 5.75% Convertible Senior Notes due 2023 (the “Convertible Notes”). The Corporation used the proceeds from this closing to repurchase $427.9 million principal amount of its Convertible Notes in privately negotiated transactions.

The Corporation expects to close an additional 8.2 million shares as part of the registered direct offering on November 20, 2020. The Corporation intends to use the net proceeds from the November 20, 2020 closing to repurchase an additional $71.5 million principal amount of its Convertible Notes in a privately negotiated transaction.

Following these note repurchases, an aggregate of $627.5 million principal amount of the Corporation's Convertible Notes will remain outstanding.

Goldman Sachs & Co. LLC acted as the exclusive placement agent for the registered direct offering. PJT Partners LP served as independent financial advisor to the Corporation for the registered direct offering. A shelf registration statement relating to the shares was previously filed with the U.S. Securities and Exchange Commission (“SEC”) and is effective. The registered direct offering was made only by means of a prospectus supplement and an accompanying base prospectus. A prospectus supplement and accompanying base prospectus relating to the registered direct offering have been filed with the SEC and are available on the SEC’s website at www.sec.gov. Copies of the prospectus supplement and accompanying base prospectus relating to the registered direct offering may be obtained from Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, New York 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com).

This press release does not constitute an offer to sell or a solicitation of an offer to buy shares of common stock or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration and qualification under the securities laws of such state or jurisdiction.

About Carnival Corporation & plc

Carnival Corporation & plc is one of the world's largest leisure travel companies with a portfolio of nine of the world’s leading cruise lines. With operations in North America, Australia, Europe and Asia, its portfolio features Carnival Cruise Line, Princess Cruises, Holland America Line, Seabourn, P&O Cruises (Australia), Costa Cruises, AIDA Cruises, P&O Cruises (UK) and Cunard.

Cautionary Note Concerning Factors That May Affect Future Results

Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this press release as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this document are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

•	Pricing	•	Estimates of ship depreciable lives and residual values
•	Booking levels	•	Goodwill, ship and trademark fair values
•	Occupancy	•	Liquidity and credit ratings
•	Interest, tax and fuel expenses	•	Adjusted earnings per share
•	Currency exchange rates	•	The impact of the COVID-19 coronavirus global pandemic on our financial condition and results of operations
•	Net cruise costs, excluding fuel per available lower berth day

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

•	COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations, which impacts our ability to obtain acceptable financing to fund resulting reductions in cash from operations. The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlooks, plans, goals, reputation, litigation, cash flows, liquidity, and stock price;
•	As a result of the COVID-19 outbreak, we may be out of compliance with a maintenance covenant in certain of our debt facilities, for which we have waivers for the period through November 30, 2021 with the next testing date of February 28, 2022;
•	World events impacting the ability or desire of people to travel may lead to a decline in demand for cruises;
•	Incidents concerning our ships, guests or the cruise vacation industry as well as adverse weather conditions and other natural disasters may impact the satisfaction of our guests and crew and lead to reputational damage;
•	Changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax may lead to litigation, enforcement actions, fines, penalties and reputational damage;
•	Breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks, including the recent ransomware incident, and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and lead to reputational damage;

•	Ability to recruit, develop and retain qualified shipboard personnel who live away from home for extended periods of time may adversely impact our business operations, guest services and satisfaction;
•	Increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs;
•	Fluctuations in foreign currency exchange rates may adversely impact our financial results;
•	Overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options;
•	Geographic regions in which we try to expand our business may be slow to develop or ultimately not develop how we expect; and
•	Inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests.

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

SOURCE Carnival Corporation & plc

Roger Frizzell, Carnival Corporation, rfrizzell@carnival.com, (305) 406-7862; Mike Flanagan, LDWW, mike@ldwwgroup.com, (727) 452-4538